Severance, acquisition and other costs	12 Months Ended
Dec. 31, 2017
Analysis of income and expense [abstract]
Severance, acquisition and other costs

Note 6 Severance, acquisition and other costs

FOR THE YEAR ENDED DECEMBER 31	2017	2016
Severance	(79)	(87)
Acquisition and other	(111)	(48)
Total severance, acquisition and other costs	(190)	(135)

Severance costs
Severance costs consist of charges related to involuntary and voluntary employee terminations.
Acquisition and other costs
Acquisition and other costs consist of transaction costs, such as legal and financial advisory fees, related to completed or potential acquisitions, employee severance costs related to the purchase of a business, the costs to integrate acquired companies into our operations and litigation costs, when they are significant. Acquisition costs also include a loss on transfer of spectrum licences relating to the MTS acquisition in 2017 and severance and integration costs relating to the privatization of Bell Aliant Inc.